UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: April 7, 2006

(Date of earliest event reported): April 3, 2006

DUKE CAPITAL LLC

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-23977	51-0282142
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

526 South Church Street, Charlotte, North Carolina 28202-1803

(Address of Principal Executive Offices, including Zip code)

(704) 594-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 8.01. Other Events.

On April 3, 2006, Duke Power Company LLC (“Duke Power”), a North Carolina limited liability company (formerly Duke Energy Corporation, a North Carolina corporation) engaged in a series of transactions (the “Merger Transactions”) that resulted in Duke Power becoming a wholly-owned subsidiary of Duke Energy Corporation (formerly Duke Energy Holding Corp.) (“Duke Energy”), a Delaware corporation. In connection with the Merger Transactions, Duke Power transferred the membership interests in the registrant to Duke Energy. In connection with such transfer, the registrant entered into the First Amendment to the Limited Liability Company Agreement of the registrant to admit Duke Energy as the sole member of the registrant. A copy of such amendment is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

9.01(d) Exhibits

3.1	First Amendment to Limited Liability Company Agreement of Duke Capital LLC, dated as of April 3, 2006.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE CAPITAL LLC

Date: April 7, 2006	By:	/s/ Steven K. Young
	Name:	Steven K. Young
	Title:	Chief Financial Officer and Controller

EXHIBIT INDEX

Exhibit	Description
3.1	First Amendment to Limited Liability Company Agreement of Duke Capital LLC, dated as of April 3, 2006.